ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

                           Balanced Strategy Fund
                           Precious Metals and Minerals Fund
                           Cornerstone Strategy Fund
                           International Fund
                           Growth & Tax Strategy Fund
                           World Growth Fund
                           Emerging Markets Fund
                           GNMA Trust
                           Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   07/27/2007                               /s/ CHRISTOPHER W. CLAUS
       -------------                              -----------------------
                                                    Christopher W. Claus
                                                    President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

                           Balanced Strategy Fund
                           Precious Metals and Minerals Fund
                           Cornerstone Strategy Fund
                           International Fund
                           Growth & Tax Strategy Fund
                           World Growth Fund
                           Emerging Markets Fund
                           GNMA Trust
                           Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  07/27/2007                                 /S/ DEBRA K. DUNN
       ----------                                 -------------------
                                                    Debra K. Dunn
                                                    Treasurer